EXHIBIT 10.1

                                     WAIVER

      WAIVER dated as of March 31, 1998 to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 25, 1994 (as heretofore amended, the "CREDIT AGREEMENT") among SAFETY-KLEEN CORP., the BANKS signatory thereto and THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

      WHEREAS, the Company has requested that the Banks waive any Event of Default under Sections 9.01(c) and (j) of the Credit Agreement which may result from the acquisition of the Borrower's common stock by LES Acquisition, Inc. pursuant to that certain Agreement and Plan of Merger dated as of March 16, 1998 between the Borrower and Laidlaw Environmental Services, Inc.;

      WHEREAS, the Required Banks are agreeable to such request;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. WAIVER. For the period commencing on the date hereof and ending on the earlier of (i) June 30, 1998 and (ii) the date on which the merger of LES Acquisition, Inc. and the Borrower (the "Merger) is consummated pursuant to that certain Agreement and Plan of Merger dated as of March 16, 1998 between the Borrower, LES Acquisition, Inc. and Laidlaw Environmental Services, Inc., the Banks hereby waive any Event of Default which may occur under Section
9.01(c)(i) (as the result of non-compliance with Section 7.08 of the Credit Agreement) or 9.01(j) of the Credit Agreement as the result of the Merger.

      2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that: (a) the representations and warranties contained in Article 5 of the Credit Agreement are true and correct on the date hereof as though made on the date hereof, except in Section 5.05, the date specified as January 2, 1993 should be deleted and replaced with January 2, 1997 and the dates specified as September 11, 1993 should be deleted and replaced with September 11, 1997; and
(b) after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

      3. EFFECT OF WAIVER. This Waiver does not constitute a waiver of any other provision of the Credit Agreement or a waiver of any right, power or privilege of the Banks or the Agent or of any future compliance with Sections 7.08 or any other provision of the Credit Agreement. On and after the date this Waiver becomes effective in accordance with Section 4 hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes referring to "the Agreement", "thereunder", "thereof", or words of like import shall mean the Credit Agreement as amended by this Amendment. The Credit Agreement, as amended by this Waiver, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

      4. MISCELLANEOUS. This Waiver (i) may be executed in one or more counterparts by the parties hereto, (ii) shall become effective when counterparts hereof have been executed by the parties, and (iii) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    SAFETY-KLEEN CORP.


                                    By  /s/ LAURENCE M. RUDNICK
                                        ----------------------------
                                        Name:  Laurence M. Rudnick
                                        Title: Treasurer

                                    THE CHASE MANHATTAN BANK,
                                    as a Bank and as Agent


                                    By  /s/ KAREN M. SHARF
                                        -----------------------------
                                        Name:  Karen M. Sharf
                                        Title: Vice President


                                    THE NORTHERN TRUST COMPANY


                                    By  /s/ MICHELLE M. TETEAK
                                        -----------------------------
                                        Name:  Michelle M. Teteak
                                        Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By  /s/ BARRY P. LITWIN
                                        ------------------------------
                                        Name:  Barry P. Litwin
                                        Title: Senior Vice President



                                    NBD BANK (Successor to NBD Bank, N.A.)


                                    By  /s/ BARRY P. LITWIN
                                        -------------------------------
                                        Name:  Barry P. Litwin
                                        Title: Senior Vice President